SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  December 26, 1997

(Date of earliest event reported)

Commission File No.:  333-23141


Equivantage Acceptance Corporation,
Home Equity Loan Asset-Backed Certs., Series 1997-2 Trust

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2048642
52-2048646
(I.R.S. Employer Identification No.)

11000 Broken Land Parkway
Columbia, MD                                                          21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On December 26, 1997 a distribution was made to holders of Equivantage Acceptance Corporation,
Home Equity Loan Asset-Backed Certs., Series 1997-2 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Home Equity Loan
               Asset-Backed Certs., Series 1997-2 Trust, relating to the
               December 26,1997 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equivantage Acceptance Corp.,
Home Equity Loan Asset-Backed Certs., Series 1997-2 Trust


January 5, 1998     by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Home Equity Loan
               Asset-Backed Certs., Series 1997-2 Trust, relating to the
               December 26,1997 distribution